Share based compensation - Fair value of options granted that are estimated using binomial model (Details) - Employee Stock Option	6 Months Ended
Jun. 30, 2025 $ / shares
Share based compensation
Risk-free rate of return (as a percent)	4.58%
Volatility (as a percent)	47.34%
Expected dividend yield (as a percent)	0.00%
Fair value of underlying ordinary share (in USD per share)	$ 2.11
Expected terms (in years)	10 years